Exhibit 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
                                      x
In re:                                :   Chapter 11
                                      :
Refco Inc., et al                     :   Case Nos. 05-60006 - 05-60029 and
                                      :   06-11260 - 06-11262 (RDD)
                           Debtors.   :   (Jointly Administered)
                                      :



            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
                 THE PERIOD FROM JUNE 1, 2006 TO JUNE 30, 2006

DEBTORS' ADDRESS:         One World Financial Center, 200 Liberty Street,
                          New York, NY  10281-1094

                          MONTHLY CASH RECEIPTS RECEIVED BY REFCO INC.,
                              ET AL (IN THOUSANDS):                     $36,191
                          MONTHLY CASH DISBURSEMENTS MADE BY REFCO INC.,
                              ET AL (IN THOUSANDS):                     $21,584

DEBTORS' ATTORNEY:        Skadden, Arps, Slate, Meagher & Flom LLP
                          J. Gregory Milmoe (JM 0919)
                          Sally McDonald Henry (SH 0839)
                          Four Times Square
                          New York, New York 10036


REPORT PREPARER:          Refco Inc. et al.


         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                     /s/ Peter F. James
                                     ------------------
                                     Peter F. James
DATE: July 11, 2006                  Controller
                                     Refco Inc. / Refco Capital Markets, Ltd.(1)


____________________
(1) Marc S. Kirschner has been appointed Chapter 11 Trustee (the "Trustee") of the estate of Refco Capital Markets, Ltd. The Trustee is seeking to maintain previous reporting arrangements and has filed applications to retain the professionals responsible for preparing those reports. Mr. James has been performing the function of Controller for Refco Inc., and in that capacity has been providing services to certain of Refco Inc.'s affiliates, including Refco Capital Markets, Ltd. It is anticipated that Mr. James will continue as an estate employee and in that capacity will continue to provide services to Refco Capital Markets, Ltd.

                               Refco Inc., et al
         Index to Monthly Statement of Cash Receipts and Disbursements




                                                                           Page
                                                                           ----

                  Notes to Monthly Statement of Cash Receipts and
                    Disbursements.....................................        3
Schedules:
Schedule I        Schedule of Cash Receipts and Disbursements by Debtor...... 4
Schedule II       Schedule of Payroll and Payroll Taxes...................... 5
Schedule III      Schedule of Federal, State and Local Taxes Collected,
                    Received, Due or Withheld................................ 6
Schedule IV       Schedule of Professional Fee Disbursements................. 7
                  Insurance Statement........................................ 8

                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
         NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                  (Unaudited)
               For the Period from JUNE 1, 2006 to JUNE 30, 2006


NOTE 1--Petition for Relief under Chapter 11

         On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates LLC, Marshall Metals, LLC, New Refco Group Ltd., LLC, Refco Administration, LLC, Refco Capital Management, LLC, Refco Capital Markets, Ltd., Refco Capital Trading, LLC, Refco Capital LLC, Refco Capital Holdings, LLC, Refco F/X Associates, LLC, Refco Finance Inc., Refco Financial, LLC, Refco Fixed Assets Management, LLC, Refco Global Capital Management LLC, Refco Global Finance Ltd., Refco Global Futures, LLC, Refco Global Holdings, LLC, Refco Group Ltd., LLC, Refco Information Services, LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies, LLC, and Summit Management, LLC (collectively, the "Initial Debtors"). On June 5, 2006 three additional subsidiaries and affiliates filed petitions for relief under Chapter 11 of the Bankruptcy Code in the Court: Westminster-Refco Management LLC ("Westminster"), Refco Managed Futures LLC ("Futures"), and Lind-Waldock Securities LLC ("Lind-Waldock) (Lind-Waldock, together with Westminster and Futures, the "Additional Debtors") (the Initial Debtors and the Additional Debtors, collectively, the "Debtors") On June 9, 2006, the Court entered an order authorizing the joint administration of the Additional Debtors' cases with the Initial Debtors' cases. The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code for all cases, except Refco Capital Markets, Ltd. (05-60018), in which a Chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding.

NOTE 2--Basis of Presentation

         On October 9, 2005, after consultation by the Audit Committee with the Company's independent accountants, the Company determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance Inc. should no longer be relied upon. As a result of these events, the Company is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, the Company has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.


                                                         Schedule I
                                                     Refco Inc., et al
                                          CASE NO. 05-60006 (Jointly Administered)
                                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                                       (in thousands)
                                     For the Period from JUNE 1, 2006 to JUNE 30, 2006

                                                     Beginning              Cash               Cash                Ending
Case #        Legal Entity                          Cash Balance          Receipts         Disbursements        Cash Balance
------        ------------                          ------------          --------         -------------        ------------
05-60009      Bersec International, LLC.             $          -      $          -       $          -         $         -

05-60019      Kroeck & Associates, LLC.                       333                 1                  -                 334

06-11262      Lind-Waldock Securities LLC                       -                 -                  -                   -

05-60012      Marshall Metals, LLC.                             -                 -                  -                   -

05-60014      New Refco Group Ltd., LLC.                        -                 -                  -                   -

05-60020      Refco Administration, LLC                         -                 -                  -                   -

05-60017      Refco Capital Holdings, LLC                      12                 -                  -                  12

05-60010      Refco Capital Management, LLC                     -                 -                  -                   -

05-60018      Refco Capital Markets, Ltd.(3,4)          1,247,752            15,092              7,388           1,255,456

05-60026      Refco Capital Trading, LLC                        -                 -                  -                   -

05-60022      Refco Capital, LLC (1)                       25,368            12,296             10,864              26,800

05-60023      Refco F/X Associates, LLC (5)                56,158                66              2,972              53,252

05-60016      Refco Finance, Inc.                               -                 -                  -                   -

05-60013      Refco Financial, LLC                              -                 -                  -                   -

05-60029      Refco Fixed Assets Management, LLC               11                21                  -                  32

05-60011      Refco Global Capital Management, LLC              -                 -                  -                   -

05-60007      Refco Global Finance, Ltd.                    1,785                 3                 13               1,774

05-60024      Refco Global Futures, LLC                     8,701                 -                  0               8,701

05-60028      Refco Global Holdings, LLC (6)               13,712                31                  0              13,743

05-60027      Refco Group Ltd., LLC (2)                     3,568             8,681                341              11,907

05-60008      Refco Information Services, LLC                   -                 -                  -                   -

06-11261      Refco Managed Futures LLC                         -                 -                  -                   -

05-60021      Refco Mortgage Securities, LLC                    -                 -                  -                   -

05-60015      Refco Regulated Companies, LLC                    -                 -                  -                   -

05-60006      Refco Inc.                                      126                 -                  5                 121

05-60025      Summit Management, LLC.                           -                 -                  -                   -

06-11260      Westminster-Refco Management LLC                  -                 -                  -                   -
                                                   --------------     -------------        -----------        ------------

              Totals                               $   1,357,526      $     36,191         $   21,584         $ 1,372,133
                                                   ==============     =============        ===========        ============

(1) The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $3.2 million was disbursed on behalf of and reimbursed by Non-Debtors and Refco, LLC.

(2) The $8.7 million in receipts listed for Refco Group Ltd., LLC reflects proceeds from the artwork auction ($8.0 million) and proceeds from the liquidation of the Xinhua shares (approximately $670,000).

(3) Refco Capital Markets, Ltd.'s ending cash balance includes approximately $119.9 million, which currently resides in a JPMorgan Chase account under the name Refco Securities, LLC/Refco Capital Markets, Ltd. There is a dispute as to whether these funds are property of Refco Capital Markets, Ltd. or Refco Securities, LLC and the funds are to remain under such named account until further investigation is performed.

(4) Of the $15.1 million in receipts listed for Refco Capital Markets, Ltd., approximately $500,000 is attributable to fluctuations in foreign exchange rates.

(5) Of the $3.0 million in disbursements listed for Refco F/X Associates, LLC, approximately $1.2 million is attributable to fluctuations in foreign exchange rates.

(6) Refco Global Holdings, LLC's ending cash balance includes $3.3 million, which is held in an escrow account at Citibank pursuant to the sale of Refco Canada Co. These funds are being held in escrow in support of tax holdbacks and will be released when tax clearances are obtained.

                                  Schedule II
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                     SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                 (in thousands)
               For the Period from JUNE 1, 2006 to JUNE 30, 2006




                                Employee Payroll         Employer Payroll
     Gross Wages Paid (2)       Taxes Withheld (1)       Taxes Remitted (1)
     -----------------          ---------------          ---------------

            $662                      $204                     $30




(1) Taxes were remitted by Refco Inc. to a third party vendor and paid by the vendor to the appropriate tax authorities.

(2) Gross Wages were paid by the Company on 6/15/06 and 6/29/06. Of the Gross Wages, $354,000 was paid on behalf of and reimbursed by the Non-Debtors and Refco, LLC.

                                  Schedule III
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                      COLLECTED, RECEIVED, DUE OR WITHHELD
                                 (in thousands)
               For the Period from JUNE 1, 2006 to JUNE 30, 2006




                                                               Amount
                                                            Withheld/    Amount
                                                              Accrued      Paid
                                                              -------      ----

Federal
Domestic................................................           $0        $0
Foreign.................................................           $0        $0
   Total Federal Taxes..................................           $0        $0

State and Local
Income and Franchise....................................           $0        $0
Property................................................            0         0
Sales and Use...........................................            0         0
                                                              -------     -----
   Total State and Local................................           $0        $0
                                                              -------     -----
Total Taxes.............................................           $0        $0
                                                              =======     =====




All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                                  Schedule IV
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS
                                 (in thousands)
               For the Period from JUNE 1, 2006 to JUNE 30, 2006



                                                        June          Fees Paid
   Entity                                             Payments (1)      To Date
   ------                                             ----------        -------
   AlixPartners, LLC                                    $463           $4,336
   Bingham McCutchen LLP                                $351              351
   Conyers Dill & Pearman                                $17               75
   Goldin Associates                                     455              876
   Greenhill & Co., LLC                                    0               70
   Houlihan Lokey Howard & Zukin                          41              596
   Kasowitz, Benson, Torres & Friedman                    46               46
   Lenz & Staehelin                                       21               96
   Milbank, Tweed, Hadley & McCloy LLP                 1,718            3,398
   Omni Management Group                                 130              531
   Sitrick And Company                                     0              525
   Skadden, Arps, Slate, Meagher & Flom LLP            3,969            7,059
   Trott & Duncan, Barristers & Attorneys                  1               16
   Williams Barristers & Attorneys                        40               98
                                                      ------         --------

   Total Payments                                     $7,252         $ 18,073
                                                      ======         ========


(1) The Debtors serve as a paying agent for certain Non-Debtors and Refco, LLC. During this period, approximately $679,000 was disbursed on behalf of and reimbursed by Non-Debtors. Professional fees were not paid by the Debtors on behalf of Refco, LLC.

                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
               For the Period from JUNE 1, 2006 to JUNE 30, 2006




            All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.